SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

RENAISSANCE MEDIA GROUP LLC
RENAISSANCE MEDIA (LOUISIANA) LLC
RENAISSANCE MEDIA (TENNESSEE) LLC
RENAISSANCE MEDIA CAPITAL CORPORATION
(Exact name of registrants as specified in their charter)

Delaware
Delaware
Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-56679	14-1803051
333-56679-02	14-1801165
333-56679-01	14-1801164
333-56679-03	14-1803049
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective July 25, 2005, Charter Communications, Inc. (“Charter"), the indirect parent company and manager of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation, entered into an underwriting agreement with Citigroup Global Markets, Inc. pursuant to which Charter agreed to issue to the underwriter 27,170,000 shares of Class A common stock in a registered public offering. The issuance and sale of the shares under the underwriting agreement was consummated on July 29, 2005.

The shares issued under the underwriting agreement were issued pursuant to a share lending agreement, pursuant to which Charter had previously agreed to loan to the underwriter, acting as agent for Citigroup Global Markets Limited, up to 150 million shares of Class A common stock. Accordingly, under the underwriting agreement, Charter did not receive any of the proceeds from the sale of this Class A common stock. However, under the underwriting agreement, Charter received a loan fee of $.001 for each share that it issued to the underwriter.

      The underwriting agreement is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Underwriting Agreement dated July 25, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on July 29, 2005 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

RENAISSANCE MEDIA GROUP LLC
RENAISSANCE MEDIA (LOUISIANA) LLC
RENAISSANCE MEDIA (TENNESSEE) LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: July 29, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President, Interim Chief Financial Officer,
Principal Accounting Officer and Corporate Controller
(Principal Financial Officer and Principal Accounting Officer)

 RENAISSANCE MEDIA CAPITAL CORPORATION
 Registrant

Dated: July 29, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President, Interim Chief Financial Officer,
Principal Accounting Officer and Corporate Controller
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Underwriting Agreement dated July 25, 2005. Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on July 29, 2005 (File No. 000-27927)).